Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Policies with Respect to Timing of Stock-Based Awards and Exercise Price of Stock Options
Annual awards of stock options and RSUs to executive officers generally are approved on a pre-determined
basis at the Committee’s regularly scheduled January meeting, in order that full-year performance may be considered, and the awards are granted 10 business days later, after the Company’s full year earnings have been released, to better align grant date value with the stockholders’ experience. The Compensation Committee also grants stock options and RSUs at other dates to newly hired or promoted executives. All options must be granted at an exercise price that is at least equal to 100% of the fair market value of the Company’s common stock on the date of grant. Fair market value on a given day is defined as the closing market price on that day. We do not grant stock options or other equity compensation awards in anticipation of the release of material, non-public
information. Similarly, we do not time the release of material, non-public
information based on stock option or other equity award grant dates for the purpose of affecting the value of any award to NEOs.

Award Timing Method	The Compensation Committee also grants stock options and RSUs at other dates to newly hired or promoted executives. All options must be granted at an exercise price that is at least equal to 100% of the fair market value of the Company’s common stock on the date of grant.
Award Timing Predetermined	true
Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false